Retirement benefit plans	12 Months Ended
Dec. 31, 2025
Retirement Benefit Plans
Retirement benefit plans

Note 21. Retirement benefit plans

Defined contribution plans

The Group operates defined contribution benefit plans for all qualifying employees in the Group. The assets of the plans are held separately from those of the Group in funds under the control of trustees.

The total expense recognized in the Consolidated Statements of Loss and Other Comprehensive Income/(Loss) of SEK 18,467 thousand (2024: SEK 30,281 thousand) represents contributions payable to these plans by the Group at rates specified in the rules of the plans. As of December 31, 2025, there were no contributions due but not paid over to the plans (2024: SEK 750 thousand) in respect of the current reporting period.